Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 10, 2007 relating to the financial statements of New Cardio, Inc., which appears in NewCardio, Inc.’s Registration Statement on Form S-1.

RBSM LLP /s/ RBSM LLP Signature New York, NY March 5, 2008